Exhibit 99.1

Bob Evans Farms Reports Offers to Sandell Asset Management to Settle Proxy Fight Company Files Preliminary Proxy Statement

NEW ALBANY, Ohio – June 26, 2014 – Bob Evans Farms, Inc. (NASDAQ: BOBE) said today it has filed with the Securities and Exchange Commission its preliminary proxy statement in connection with its 2014 Annual Meeting of Stockholders. The Company also reported that it has made several good faith attempts to work with Sandell Asset Management and its affiliates to arrive at a constructive settlement to avoid a costly and divisive proxy contest. It said that, unfortunately, Sandell has spurned all of these efforts.

The Company also announced today that the Board has determined that, notwithstanding the previously announced retirement of Larry Corbin and Robert Lucas from the Board immediately prior to the Annual Meeting, the size of the Board will remain at twelve directors. The Board has nominated a slate of ten directors for election for the available twelve seats at the Annual Meeting, and it expects that two nominees who were not nominated by the Board will be elected at the Annual Meeting. Since Sandell is the only stockholder that has notified the Company of an intention to nominate directors for election at the Annual Meeting by the applicable deadline, the election of all of Bob Evans’ ten director nominees would still provide for the remaining two Board seats to be filled by two of the Sandell nominees.

As reported in the proxy material, on June 3, 2014, the Company proposed to Sandell, through Mr. Sandell’s representatives, to name two of Sandell’s nominees to the Board, and to have them join the Finance Committee of the Board, which would be charged with undertaking a full review of the Company’s strategy. However, Mr. Sandell rejected this offer, proposing instead that the Board not only name four of his director nominees to the Board, but also require that the Board, before any further review, commit to implement Sandell’s full agenda, including all of Sandell’s financial proposals.

“The offer the Board made to Mr. Sandell is consistent with efforts the Board has made over the past eleven months to attempt to work constructively with Mr. Sandell,” said Steve Davis, Bob Evans’ Chairman and Chief Executive Officer. “We have repeatedly emphasized that, while we have subjected our financial and strategic plans to rigorous review on a regular basis, including in consultation with independent financial advisors, and are confident that we are on the right course, we are not so captivated by our own ideas that we do not welcome fresh thinking.

“Reflecting this open mindedness, in the past two years, we have added four new independent directors to our Board. And, as we announced on May 30th, we reached out to the nine director nominees proposed by Sandell, seeking to meet with them in a good faith effort to consider their candidacies. We had committed to do this when Mr. Sandell first proposed them, and we followed through on the first business day after the close of the period for stockholder nominations. As we noted, each of Mr. Sandell’s nominees had consented to being named in Bob Evans’ own proxy as a nominee and to serve as a director if elected. It is perplexing, therefore, that none of these nominees, save one, even replied to our invitation, and the one who did, declined.

“Our approach is consistent with the offer we made to Mr. Sandell in January to settle the pending contest by offering Mr. Sandell the opportunity to consult with the Board on the identification and selection of new independent directors who were ultimately added to the Board in April. Mr. Sandell rejected that offer. It is also reflective of the openness we have shown to Mr. Sandell since he first contacted us eleven months ago. I and other members of the Bob Evans management team spoke last summer at length with Mr. Sandell and his staff. Mr. Sandell also has spoken with Michael Gasser, the Board’s lead independent director, and with Lazard, the Board’s independent financial advisors.

“We are disappointed that Mr. Sandell has not joined us in a constructive approach, but I want to assure all of our stockholders that the Board remains open to pursuing a solution that will avoid a costly and divisive proxy contest,” Mr. Davis concluded.

About Bob Evans Farms, Inc.

Bob Evans Farms, Inc. owns and operates full-service restaurants under the Bob Evans Restaurants brand name. At the end of the third fiscal quarter (January 24, 2014), Bob Evans Restaurants owned and operated 562 family restaurants in 19 states, primarily in the Midwest, mid-Atlantic and Southeast regions of the United States. Bob Evans Farms, Inc., through its BEF Foods segment, is also a leading producer and distributor of refrigerated side dishes, pork sausage and a variety of refrigerated and frozen convenience food items under the Bob Evans and Owens brand names. For more information about Bob Evans Farms, Inc., visit www.bobevans.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Certain statements in this news release that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events. We discuss these factors and events, along with certain other risks, uncertainties and assumptions, under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 26, 2013, and in our other filings with the Securities and Exchange Commission. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. Predicting or identifying all such risk factors is impossible. Consequently, investors should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date of the statement to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the Company are qualified by the cautionary statements in this section.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies in connection with the Company’s 2014 Annual Meeting of Stockholders. The Company intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from the Company’s stockholders. WE URGE INVESTORS TO READ ANY SUCH PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for its 2013 annual meeting of stockholders, filed with the SEC on July 12, 2013. Additional information can be found in the Company’s Annual Report on Form 10-K for the year ended April 26, 2013, filed with the SEC on June 21, 2013 and its Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended April 26, 2014 filed on September 3, 2013, December 26, 2013, and March 4, 2014, respectively. Information regarding the respective interests in the Company of Kevin M. Sheehan, Kathy S. Lane and Larry S. McWilliams, appointed as directors of the Company on April 25, 2014, is set forth in the Company’s soliciting material on Schedule 14A filed with the SEC on April 28, 2014. To the extent holdings of the Company’s securities have changed since the amounts printed in the foregoing filings, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov.

Stockholders will be able to obtain, free of charge, copies of these documents, including any proxy statement (and amendments or supplements thereto) and accompanying WHITE proxy card, and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at http://investors.bobevans.com/sec.cfm.

Contact:

Scott C. Taggart

Vice President, Investor Relations

(614) 492-4954